UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2025

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Neuronetics, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 22, 2025 (the “Annual Meeting”). A total of 53,563,675 shares of common stock, representing approximately 81.38% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for director were elected to serve a one-year term until the 2026 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominees	For	Withheld	Broker Non-Votes
Avinash N. Amin, M.D.	37,672,404	45,557	15,845,714
Robert A. Cascella	36,984,585	733,376	15,845,714
Sheryl L. Conley	36,907,654	810,307	15,845,714
Sasha S. Cucuz	37,671,953	46,008	15,845,714
Glenn P. Muir	36,984,528	733,433	15,845,714
Megan R. Rosengarten	36,762,273	955,688	15,845,714
Keith J. Sullivan	36,987,446	730,515	15,845,714

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the Company’s stockholders by the votes set forth in the table below:

53,498,731 votes	FOR the proposal
12,970 votes	AGAINST the proposal
51,974 votes	ABSTAIN

Proposal 3: The approval, on a non-binding, advisory basis, of the compensation of the individual who served as our principal executive officer during 2024 and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2024 was ratified by the Company’s stockholders by the votes set forth in the table below:

36,970,048 votes	FOR the proposal
708,469 votes	AGAINST the proposal
39,444 votes	ABSTAIN
15,845,714 votes	Broker Non-Votes

Proposal 4: The approval of amendments to our certificate of incorporation and bylaws to eliminate supermajority voting requirements was not approved by the Company’s stockholders by the votes set forth in the table below:

11,685,491 votes	FOR the proposal
25,644,606 votes	AGAINST the proposal
202,413 votes	ABSTAIN
16,031,165 votes	Broker Non-Votes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: May 28, 2024	By:	/s/ W. Andrew Macan
	Name:	W. Andrew Macan
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary